                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 13, 2003
                                                  -----------------


                          BECTON, DICKINSON AND COMPANY

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            (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
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    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)


   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
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                                       N/A
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        (Former name or former addresses if changed since last report.)

Item 7.   Financial Statements and Exhibits.

Exhibit 99.1 Certification of Edward J. Ludwig, Chief Executive Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Exhibit 99.2 Certification of John R. Considine, Chief Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



Item 9.   Regulation FD Disclosure.

     The following statement is being furnished under the provisions of Regulation FD:

     On February 13, 2003, Becton, Dickinson and Company ("BD") submitted to the Securities and Exchange Commission the certifications of its Chief
Executive Officer, Edward J. Ludwig, and its Chief Financial Officer, John
R. Considine, relating to BD's Quarterly Report on Form 10-Q for the period ended December 31, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     Copies of these certifications are attached hereto as Exhibits 99.1 and 99.2, respectively.

     The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Gary DeFazio
                                               -----------------------
                                                   Gary DeFazio
                                                   Assistant Secretary


Date: February 13, 2003

                                INDEX TO EXHIBITS
                                -----------------

   Exhibit
   Number        Description of Exhibits
   ------        -----------------------
   99.1          Certification of Edward J. Ludwig, Chief Executive Officer,
                 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

   99.2 Certification of John R. Considine, Chief Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002